UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2012

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

HD Supply, Inc. (the “Company”) is filing this Current Report on Form 8–K in connection with the anticipated filing with the Securities and Exchange Commission (the “SEC”) of a Registration Statement on Form S–4. The Registration Statement relates to the Company’s April 12, 2012 issuance of 8.125% Senior Secured First Priority Notes due 2019 and 11% Senior Secured Second Priority Notes due 2020. As described below, the filing of the Registration Statement will require the Company to revise certain of its historical audited financial statements to reflect discontinued operations.

On March 26, 2012, the Company sold all of the issued and outstanding equity interests in its Industrial Pipes, Valves and Fittings (IPVF) business to Shale-Inland Holdings, LLC. In accordance with applicable accounting requirements and guidance, the Company’s unaudited financial statements revised and presented IPVF as a discontinued operation for the period presented (including the comparable period of the prior year) in our Quarterly Report on Form 10–Q for the quarter ended April 29, 2012, which was filed with the SEC on June 7, 2012.

Pursuant to applicable rules and regulations of the SEC, the same revision as a discontinued operation is required for previously issued annual financial statements for each of the three fiscal years included in our most recent Annual Report on Form 10–K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale of IPVF. Accordingly, the Company is revising and including in this Form 8-K as Exhibits 99.1 and 99.2 the following portions of its Form 10-K:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•	Part II, Item 8. Financial Statements and Supplementary Data

The revisions to reflect IPVF as a discontinued operation have no effect on our previously reported net income (loss). The Company has also added to Item 7 and Item 8 subsequent event disclosures in regards to the April 12, 2012 refinancing transactions, as more fully described in the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2012, and an acquisition, as more fully described in the Company’s Current Reports on Form 8-K filed with the SEC on June 14, 2012 and July 2, 2012.

Except as described in this Item 8.01, this Current Report does not modify or update the disclosures in the Company’s Annual Report on Form 10–K for the year ended January 29, 2012 (the “2011 Form 10–K”). This Current Report and the exhibits hereto should be read in conjunction with the 2011 Form 10–K and the Company’s filings made with the SEC subsequent to the filing of the 2011 Form 10–K, including the Current Reports on Form 8-K filed with the SEC on March 26, 2012, April 6, 2012, April 18, 2012, June 14, 2012, and July 2, 2012 and the Quarterly Report on Form 10–Q for the period ended April 29, 2012, filed with the SEC on June 7, 2012.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Item 8. Financial Statements and Supplementary Data

99.3	Quarterly Results

101	The following financial information from the Current Report on Form 8-K, updating the Annual Report on Form 10-K for the fiscal year ended January 29, 2012, formatted in XBRL (Extensible Business Reporting Language) and furnished electronically herewith: (i) the Consolidated Statements of Operations; (ii) the Consolidated Balance Sheets; (iii) Consolidated Statements of Stockholder’s Equity and Comprehensive Income; (iv) the Consolidated Statements of Cash Flows; and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HD Supply, Inc.

Date: July 20, 2012	By:	/S/ RONALD J. DOMANICO
	Name:	Ronald J. Domanico
	Title:	Senior Vice President and Chief Financial Officer

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